Exhibit 24
TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25 day of February 2011.

/s/ Gregg M. Sherrill
Name:	Gregg M. Sherrill

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Kenneth R. Trammell
Name:	Kenneth R. Trammell

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Paul D. Novas
Name:	Paul D. Novas

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011

/s/ Charles W. Cramb
Charles W. Cramb

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Dennis J. Letham
Dennis J. Letham

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Hari N. Nair
Name:	Hari N. Nair

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Roger B. Porter
Roger B. Porter

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ David B. Price, Jr.
David B. Price, Jr.

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Paul T. Stecko
Paul T. Stecko

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Mitsunobu Takeuchi
Mitsunobu Takeuchi

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2010 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February 2011.

/s/ Jane L. Warner
Jane L. Warner